UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2016

VIACOM INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01    Other Events.

As previously disclosed by Viacom Inc. (“Viacom” or the “Company”), the following occurred on June 16, 2016:

a.
National Amusements, Inc. and NAI Entertainment Holdings LLC (together, “NAI”) delivered to Viacom two Actions by Written Consent that NAI claimed (1) effected certain amendments to Viacom’s Amended and Restated Bylaws relating to how vacancies on the Viacom Board of Directors (the “Board”) shall be filled (the “Purported Bylaw Amendments”), (2) removed from the Board, without cause, George S. Abrams, Philippe P. Dauman, Blythe J. McGarvie, Frederic V. Salerno and William Schwartz, and (3) filled the vacancies on the Board resulting from the removal of such directors with Kenneth Lerer, Thomas J. May, Judith McHale, Ronald Nelson and Nicole Seligman ((1), (2) and (3) together, the “Purported Director Actions”);

b.
NAI filed a lawsuit in the Court of Chancery of the State of Delaware (the “Delaware Chancery Court”) captioned In re Viacom Inc., C.A. No. 12472-CB (Del. Ch.) (1) seeking the court’s confirmation of the validity and effectiveness of the Purported Director Actions, as well as of the purported bylaw amendments contained in the written consents delivered to the Company on June 6, 2016, as previously reported by the Company, and (2) requesting that, pending a final court ruling, the court maintain the existing Board and prohibit the Board from taking any action not in the ordinary course of business; and

c.
Mr. Salerno, who is Viacom’s Lead Independent Director, filed a lawsuit in the Delaware Chancery Court, with the support of the independent directors of the Board, captioned Salerno v. National Amusements, Inc., et al., C.A. No. 12473-CB (Del. Ch.), seeking an expedited determination (1) that the Purported Director Actions are invalid, (2) that the Board remains as currently comprised, (3) enjoining NAI from taking further wrongful actions under the authority of Sumner M. Redstone and (4) entering a status quo order providing that NAI shall not take any actions that would disrupt the Board’s continuing management of the business and affairs of the Company in the ordinary course.

The Delaware Chancery Court consolidated the lawsuits referenced in (b) and (c) above (the “Consolidated Action”) and, on June 27, 2016, entered an order preserving the status quo during the pendency of the Consolidated Action (the “Status Quo Order”).

The Status Quo Order will remain in place until a final judgment is entered in the Consolidated Action (or until the Delaware Chancery Court enters a superseding order). The Status Quo Order provides that, while it is effective, the Board shall consist of the directors of Viacom before the Purported Director Actions, namely, George S. Abrams, Philippe P. Dauman, Thomas E. Dooley, Blythe J. McGarvie, Deborah Norville, Charles E. Phillips, Shari E. Redstone, Sumner M. Redstone, Frederic V. Salerno, William Schwartz and Cristiana Falcone Sorrell.

The Status Quo Order further provides that, pending entry of the Court’s final judgment in the Consolidated Action, except upon further order of the Court, none of Viacom, the Board, any Board committee, any Board member or any Viacom executive officer, or any person acting at the direction of any of them shall authorize, agree to, knowingly cause or permit or take, directly or indirectly, any action that is outside the routine day-to-day operations of Viacom and its subsidiaries taken as a whole (the “Consolidated Company”) without providing five business days’ prior written notice to NAI (which notice shall be treated confidentially).

For purposes of the Status Quo Order, “action that is outside the routine day-to-day operations” of the Consolidated Company includes in summary, but is not limited to:

a.	declaring any spin-off or other similar distribution of capital stock of Viacom or distributing any securities or assets of Viacom, other than Viacom’s regular quarterly dividend;

b.
authorizing or entering into agreements with third parties not otherwise permitted by the Status Quo Order, except for agreements entered into in the ordinary course of business consistent with past practice which do not effect a change in (i) the current business operations material to the Consolidated Company or (ii) the voting control or equity ownership of Viacom;

c.
authorizing, creating or amending securities of the Consolidated Company, subject to certain exceptions including if such action is taken in the ordinary course of business consistent with past practice or pursuant to existing agreements;

d.
authorizing or entering into agreements to issue, sell or dispose of securities of the Consolidated Company, subject to certain exceptions including if such action is taken in the ordinary course of business consistent with past practice or pursuant to mandatory provisions of existing agreements in existence as of June 15, 2016 (provided that under no circumstances may Viacom issue, sell or dispose of any Class A Common Stock or Class B Common Stock of Viacom);

e.	authorizing or entering into any action or transaction that would require Viacom stockholder approval;

f.
authorizing or entering into any transaction that is material to the business of Paramount Pictures and that is not in the ordinary course of business consistent with past practice, for any disposition of equity or assets of Paramount Pictures and its subsidiaries to a party other than the Consolidated Company;

g.
increasing the compensation and benefits payable to current officers and employees, hiring new officers or employees, or terminating or amending existing employment agreements, subject to certain exceptions including if such action is pursuant to agreements in existence as of June 15, 2016 or would not have required Board or Board committee approval prior to June 27, 2016;

h.	hiring a financial advisor where the aggregate fees would reasonably be expected to exceed $10 million;

i.
entering into an agreement that is reasonably likely to result in Viacom incurring liability or making any payment based upon the resolution of the claims alleged in the Consolidated Action regarding the validity of the Purported Bylaw Amendments or the purported bylaw amendments contained in the written consents delivered to the Company on June 6, 2016;

j.
instituting or funding legal proceedings seeking the relief sought in the Consolidated Action, Dauman et al. v. Redstone, et al. (pending in Probate and Family Court in Norfolk County, Massachusetts), or In re Sumner M. Redstone Nat’l Amusements Trust (pending in California Superior Court), subject to certain exceptions including the defense of legal proceedings seeking the relief sought in those actions and any advancement or indemnification obligations of the Consolidated Company in effect on June 16, 2016; and

k.	amending Viacom’s Amended and Restated Bylaws by Board action.

The Status Quo Order is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99	Order Preserving the Status Quo Pending Resolution of Claims dated June 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 29, 2016

Exhibit Index

Exhibit No.	Description of Exhibit

99	Order Preserving the Status Quo Pending Resolution of Claims dated June 27, 2016.